TETON Westwood

Mighty MitesSM Fund

A series of The TETON Westwood Funds

SUMMARY PROSPECTUS January 27, 2017, as Amended July 5, 2017

Class AAA (WEMMX), Class A (WMMAX), C (WMMCX), I (WEIMX), Class T (WETMX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 27, 2017, as Amended July 5, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Mighty Mites Fund seeks to provide long term capital appreciation by investing primarily in micro-capitalization equity securities.

Fees and Expenses of the Mighty Mites Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Mighty Mites Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in the Mighty Mites Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” of the Mighty Mites Fund’s statutory prospectus and in the section entitled, “Purchase and Redemption of Shares” of the Mighty Mites Fund’s Statement of Additional Information (“SAI”) and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares	Class T Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.00%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less) payable to the Fund	2.00%	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.50%	1.00%	None	0.25%
Other Expenses	0.16%	0.16%	0.16%	0.16%	0.16%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	1.42%	1.67%	2.17%	1.17%	1.42%

Expense Example

This example is intended to help you compare the cost of investing in the Mighty Mites Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Mighty Mites Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Mighty Mites Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$145	$449	$776	$1,702
Class A Shares	$563	$905	$1,271	$2,297
Class C Shares	$320	$679	$1,164	$2,503
Class I Shares	$119	$372	$644	$1,420
Class T Shares	$391	$688	$1,007	$1,909

You would pay the following expenses if you did not redeem your shares of the Mighty Mites Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$145	$449	$776	$1,702
Class A Shares	$563	$905	$1,271	$2,297
Class C Shares	$220	$679	$1,164	$2,503
Class I Shares	$119	$372	$644	$1,420
Class T Shares	$391	$688	$1,007	$1,909

Portfolio Turnover

The Mighty Mites Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Mighty Mites Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Mighty Mites Fund’s performance. During the most recent fiscal year, the Mighty Mites Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

The Mighty Mites Fund primarily invests in common stocks of smaller companies that have a market capitalization (defined as shares outstanding times current market price) of $500 million or less at the time of the Mighty Mites Fund’s initial investment.

The Mighty Mites Fund focuses on micro-cap companies which appear to be underpriced relative to their “private market value.” Private market value is the value which Teton Advisors, Inc. (the “Adviser”) believes informed investors would be willing to pay to acquire a company. The Adviser has disciplines in place that serve as sell signals such as a security reaching a predetermined price target, a change to a company’s fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

Micro-cap companies may also be new or unseasoned companies which are in their very early stages of development. Micro-cap companies can also be engaged in new and emerging industries.

Micro-cap companies are generally not well-known to investors and have less of an investor following than larger companies. The Adviser will attempt to capitalize on the lack of analyst attention to micro-cap stocks and the inefficiency of the micro-cap market.

The Mighty Mites Fund may also invest up to 25% of its total assets in foreign securities and in European Depositary Receipts (“EDRs”) or American Depositary Receipts (“ADRs”), including in those of companies located in emerging markets. The Mighty Mites Fund may also invest in foreign debt securities.

Principal Risks

You may want to invest in the Fund if:

•	you are a long term investor
•	you seek long term growth of capital
•	you seek an exposure to the micro-cap market segment despite the potential volatility of micro-capitalization stocks

The Mighty Mites Fund’s share price will fluctuate with changes in the market value of the Mighty Mites Fund’s portfolio securities. Your investment in the Mighty Mites Fund is not guaranteed; you may lose money by investing in the Mighty Mites Fund. When you sell Mighty Mites Fund shares, they may be worth more or less than what you paid for them.

Investing in the Mighty Mites Fund involves the following risks:

•

Equity Market Risk.    The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Mighty Mites Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Mighty Mites Fund’s securities goes down, your investment in the Mighty Mites Fund decreases in value.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Mighty Mites Fund holds, then the value of the Mighty Mites Fund’s shares may decline.

•

Small- and Micro-Cap Company Risk.    Although small-cap and micro-cap companies may offer greater potential for capital appreciation than larger companies, investing in securities of small-cap and micro-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap and micro-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap and micro-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap and micro-cap company stock prices tend to rise and fall in value more than other stocks. The risks of investing in micro-cap stocks and companies are even greater than those of investing in small-cap companies.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Mighty Mites Fund by showing changes in the Mighty Mites Fund’s performance from year to year, and by showing how the Mighty Mites Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index as well as another relevant index. As with all mutual funds, the Mighty Mites Fund’s past performance (before and after taxes) does not predict how the Mighty Mites Fund will perform in the future. Updated information on the Mighty Mites Fund’s results can be obtained by visiting www.gabelli.com.

TETON WESTWOOD MIGHTY MITES FUND

(Total returns for Class AAA Shares for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 18.44% (quarter ended September 30, 2009) and the lowest return for a quarter was (16.14)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the years ended December 31, 2016, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
TETON Westwood Mighty Mites Fund Class AAA Shares
Return Before Taxes	22.08%	13.90%	9.20%
Return After Taxes on Distributions	20.77%	13.05%	8.48%
Return After Taxes on Distributions and Sale of Fund Shares	13.53%	11.11%	7.46%
TETON Westwood Mighty Mites Fund Class A Shares
Return Before Taxes	16.93%	12.69%	8.50%
Class C Shares
Return Before Taxes	20.14%	13.05%	8.39%
Class I Shares (commenced operations on January 11, 2008)
Return Before Taxes	22.37%	14.18%	9.44%

Average Annual Total Returns (for the years ended December 31, 2016, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Indexes (reflects no deduction for fees, expenses or taxes)*
Dow Jones U.S. Micro-Cap Total Stock Market Index	15.86%	14.25%	5.18%
Russell 2000 Index	21.31%	14.46%	7.07%
Russell MicrocapTM Index	20.37%	15.59%	5.47%

*

The Mighty Mites Fund’s new index, the Dow Jones U.S. Micro-Cap Total Stock Market Index, was selected for comparison as its use is more closely aligned with the Mighty Mites Fund’s investment process and style. The Adviser intends to remove the Russell MicrocapTM Index in the future.

The returns shown for Class I shares prior to its actual inception date are those of the Class A shares of the Mighty Mites Fund. No returns are shown for Class T shares since Class T shares were not offered prior to the date of this prospectus. All Classes of the Mighty Mites Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Mighty Mites Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Mighty Mites Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Teton Advisors, Inc.

The Sub-Adviser. Gabelli Funds, LLC

The Portfolio Managers. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolio, has served as a portfolio manager of the Mighty Mites Fund since its inception on May 11, 1998. Ms. Laura Linehan has served as a portfolio manager of the Mighty Mites Fund since its inception in 1998. Mr. Paul D. Sonkin has served as a portfolio manager of the Mighty Mites Fund since October 3, 2013. Ms. Sarah Donnelly has served as a portfolio manager of the Mighty Mites Fund since April 7, 2017.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, Class C, and Class T shares is $10,000. The minimum initial investment in an automatic monthly investment plan is $1,000.

Class I shares are available to investors with a minimum investment of $500,000 and purchasing shares directly through G.distributors, LLC, the Mighty Mites Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem the Mighty Mites Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Mighty Mites Fund shares by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Mighty Mites Fund shares can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Mighty Mites Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Mighty Mites Fund.

Tax Information

The Mighty Mites Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Mighty Mites Fund through a broker-dealer or other financial intermediary (such as a bank), the Mighty Mites Fund and its related companies may pay the intermediary for the sale of Mighty Mites Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Mighty Mites Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

460 multi 2017

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